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                                                                    Exhibit 99.2

                        CERTIFICATION OF PERIODIC REPORT

I, Patricia Johnson, Executive Vice President and Chief Financial Officer of Kohl's Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this
Certification:

1. the Annual Report on Form 10-K of the Company for the annual period ended February 1, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 19, 2003

                                          /s/ Patricia Johnson
                                          --------------------
                                          Patricia Johnson
                                          Executive Vice President,
                                          Chief Financial Officer